Exhibit 99.1

Hercules Capital Receives Stockholder Approval

to Reduce Its Asset Coverage Requirement to

150%

Received a “For” Recommendation from both Institutional Shareholders Services Inc. (“ISS”) and Glass, Lewis & Co.

PALO ALTO, Calif., December 6, 2018 – Hercules Capital, Inc. (NYSE: HTGC) (“Hercules” or the “Company”), the leading specialty finance company to innovative, venture growth, pre-IPO and M&A stage companies backed by leading venture capital firms, today announced that its stockholders approved the proposal to reduce its asset coverage requirement from 200% to 150% at the Company’s special stockholders meeting (“Special Meeting”) held on December 6, 2018. This reduction applies the modified asset coverage requirements as amended by the Small Business Credit Availability Act (“SBCAA”), which was passed into law on March 23, 2018.

At the Special Meeting, a quorum was reached with stockholder’s voting 91.5% in favor of the proposal.

“We appreciate the overwhelming support received from our institutional and retail stockholders on reducing our asset coverage requirement to 150%,” stated Manuel A. Henriquez, chairman and CEO of Hercules. “The reduced asset coverage requirement will benefit Hercules through access to increased leverage and enhanced portfolio diversification. Together, this will potentially help generate incremental annual increases in our shareholder returns and maintain our industry-leading performance.”

About Hercules Capital, Inc.

Hercules Capital, Inc. (NYSE: HTGC) (“Hercules”) is the leading and largest specialty finance company focused on providing senior secured venture growth loans to high-growth, innovative venture capital-backed companies in a broad variety of technology, life sciences and sustainable and renewable technology industries. Since inception (December 2003), Hercules has committed more than $8.2 billion to over 440 companies and is the lender of choice for entrepreneurs and venture capital firms seeking growth capital financing. Companies interested in learning more about financing opportunities should contact info@htgc.com, or call 650.289.3060.

Hercules’ common stock trades on the New York Stock Exchange (NYSE) under the ticker symbol “HTGC.” In addition, Hercules has five outstanding bond issuances of 6.25% Notes due 2024 (NYSE: HTGX), 4.375% Convertible Notes due 2022, 4.625% Notes due 2022, 5.25% Notes due 2025 (NYSE: HCXZ) and 6.25% Notes due 2033 (NYSE: HCXY).

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in periodic reports we file under the Exchange Act.

The information disclosed in this press release is made as of the date hereof and reflects Hercules’ most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results. These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC. Although Hercules believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements. The forward-looking statements contained in this release are made as of the date hereof, and Hercules assumes no obligation to update the forward-looking statements for subsequent events.

Contact:

Michael Hara

Investor Relations and Corporate Communications

Hercules Capital, Inc.

(650) 433-5578

mhara@htgc.com